UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 23, 2015

BPZ Resources, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-12697	33-0502730
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

580 Westlake Park Blvd., Suite 525

Houston, Texas 77079

(Address of Principal Executive Offices)

(281) 556-6200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD.

As previously announced, on March 9, 2015, BPZ Resources, Inc. (the “Company”) filed a voluntary petition in the United States Bankruptcy Court for the Southern District of Texas Victoria Division (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the proceeding In re BPZ Resources, Inc., Case No. 15-60016 (the “Bankruptcy Case”). Additional information regarding the Bankruptcy Case can be found at www.bpzenergy.com and www.kccllc.net/bpz.

The Company continues to engage in discussions with certain holders of debt under the Company’s outstanding convertible notes due March 1, 2015 and October 1, 2017 regarding, among other things, the potential terms under which one or both could be restructured to provide a capital structure which would allow the Company to continue developing its oil and gas assets and post-petition debtor-in-possession (DIP) financing. As of March 23, 2015, the parties discussed a proposed DIP term sheet that was non-binding in nature. No agreement has been reached between the parties, and the parties continue to discuss potential financing opportunities. A description of certain terms under the DIP term sheet discussed is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

In connection with these discussions, the Company provided unaudited financial projections and other information to certain third parties that entered into non-disclosure agreements with the Company, including certain holders of the Company’s convertible notes and potential investors and their respective advisors and representatives. The projections and other information, which are included in the presentation materials attached hereto as Exhibits 99.2 and 99.3, were prepared solely in connection with discussions with debt holders and potential investors and are included herein only because they were provided to such debt holders and potential investors. The projections and other information were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections.

The projection data was prepared for internal use, capital budgeting and other management decisions and are subjective in many respects and thus subject to interpretation. While they may be presented with numeric specificity, the projections reflect numerous assumptions made by management of the Company with respect to financial condition, business and industry performance, general economic, market and financial conditions, and other matters, all of which are difficult to predict, and many of which are beyond the Company’s control. Accordingly, there can be no assurance that the assumptions made in preparing the projections will prove accurate.

In addition, certain information in the presentation materials may be based upon data provided by the Company but was created by advisors retained by potential third party lenders. The methodology, analysis and interpretation made by those retained advisors with respect to the data is not known to the Company. The Company had no input in the creation or development of the information created by advisors for potential third party lenders, nor did the Company provide any oversight in its creation or quality control.

It is expected that there will be differences between actual and any projected results, and the differences may be material, due to the occurrence of unforeseen events occurring subsequent to the preparation of the projections. The inclusion of projections herein should not be regarded as an indication that the Company or its affiliates or representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate performance of the Company compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

Non-GAAP Financial Measures

The presentation materials attached hereto as Exhibits 99.2 and 99.3 contain certain forward-looking non-GAAP financial measures, as defined in Regulation G, relating to actual results. The Company has not provided a reconciliation of the forward-looking non-GAAP financial measures included in Exhibits 99.2 and 99.3 to the closest equivalent GAAP financial measure because, due primarily to variability and difficulty in making accurate forecasts and projection, not all of the information necessary to forecast and quantify the exact amount of the items excluded from the non-GAAP financial measures that will be included in the closest equivalent GAAP financial measure is available to the Company without unreasonable efforts. Furthermore, the January and February 2015 figures included in the presentation materials are current estimates and are subject to completion of the Company's accounting processes, which include the finalization of several potentially significant items that could affect these results. These items include, among others, any potential valuation of the Company’s assets, potential write-off or impairment of the Company’s assets, adjustments in estimation of certain contingent liabilities, and the finalization of the Company's provision for income taxes. For these reasons, the Company is unable to provide January and February 2015 GAAP results and reconciliations with respect to the presentation materials.

This information is furnished pursuant to Item  7.01 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by Item 7.01.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information included herein may constitute “forward-looking statements,” as such term is defined in Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events and the financial performance of the Company. Such statements are only predictions and involve risks and uncertainties, resulting in the possibility that actual events or performance will differ materially from such predictions as a result of certain risk factors. As such, readers are cautioned not to place undue reliance on forward-looking statements, which speak only to management’s plans, assumptions and expectations as of the date hereof. Please refer to the Company’s Annual Report on Form 10-K for year ended December 31, 2014, filed with the SEC on March 16, 2015 and other SEC filings for a discussion of material risk factors and additional information on factors which may cause the Company’s future results to materially vary from such forward-looking statements. The Company disclaims any duty to update or alter any forward-looking statements, except as required by applicable law.

Cautionary Statements Regarding Bankruptcy Proceedings

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Bankruptcy Case will be highly speculative and will pose substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Bankruptcy Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

A plan of reorganization or liquidation may result in holders of the Company’s capital stock receiving little or no distribution on account of their interests and cancellation of their existing stock. If certain requirements of the Bankruptcy Code are met, a Chapter 11 plan of reorganization can be confirmed notwithstanding its rejection by the Company’s equity securityholders and notwithstanding the fact that such equity securityholders do not receive or retain any property on account of their equity interests under the plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Release of Private Information - Description of Term Sheet

Exhibit 99.2	Release of Private Information - 2015 Overview Presentation

Exhibit 99.3	Release of Private Information - Alternative SG&A Scenario

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ RESOURCES, INC.
(Registrant)

Dated: March 27, 2015	By:	/s/ Richard S. Menniti
	Name:	Richard S. Menniti
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Release of Private Information - Description of Term Sheet

Exhibit 99.2	Release of Private Information - 2015 Overview Presentation

Exhibit 99.3	Release of Private Information - Alternative SG&A Scenario